MUTUAL RELEASE AND SETTLEMENT AGREEMENT


         This Settlement Agreement is entered into effective this 14th of April, 2005, by and among Gifford M. Mabie ("Mabie") and Maxxon, Inc., a Nevada corporation,

         WHEREAS, disputes have arisen among the parties related primarily to Mabie's employment and other agreements; and

         WHEREAS, the parties have reached a full and final settlement of their disputes to their mutual satisfaction as set forth in this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Upon execution of this Agreement, Maxxon will deliver to Mabie (1) a promissory note in the amount of $216,834.16, (2) a warrant to a purchase up to 12,913,239 shares of Maxxon common stock on or before April 14, 2010 at a price of $0.001 per share, subject to a maximum exercise amount of 4.99% of the outstanding common stock of the Company and (3) an indemnification agreement.

2. Mabie agrees that this Agreement constitutes a full and complete general release, settlement, discharge, accord and satisfaction of Maxxon, its legal representatives, successors and assigns from and against any and all claims, actions, causes of action, rights, obligations, debts, duties, demands, damages and liabilities relating to Mabie's service as an officer, director or employee of Maxxon, provided however, nothing herein shall diminish in any manner whatsoever the entitlements of Mabie to the provisions set forth in this Agreement or to indemnification under the corporate charter or bylaws of Maxxon, or any indemnification agreement by and between Mabie and Maxxon, or the corporate laws of Nevada as they may exist from time to time.

3. Maxxon agrees that this Agreement constitutes a full and complete general release, settlement, discharge, accord and satisfaction of Mabie and his heirs, legal representatives, successors and assigns from and against any and all claims, actions, causes of action, rights, obligations, debts, duties, demands, damages and liabilities relating to Mabie's service as an officer, director or employee of Maxxon.

4. This Agreement was entered into voluntarily and without any promise, inducement, threat, coercion, or intimidation of any kind except as specifically set forth herein.

IN WITNESS WHEREOF, the parties have executed this Agreement this 14th day of April, 2005.

                                            MAXXON, INC.


/s/ GIFFORD M. MABIE                        /s/ RONDALD L. WHEET
----------------------------------          ------------------------------------
Gifford M. Mabie, an Individual             By:  Rondald L. Wheet,
                                            President and CEO

                                   EXHIBIT A
                           UNSECURED PROMISSORY NOTE

$216,834.16                                                     TULSA, OKLAHOMA
                                                                 April 14, 2005


         FOR VALUE RECEIVED, Maxxon, Inc. ("Maxxon") hereby promises to pay to the order of Gifford Mabie ("Holder") the principal amount of and Two Hundred Sixteen Thousand Eight Hundred Thirty Four and 16/100 Dollars ($216,834.16), plus interest, as provided herein.

         1. Maturity. This Note shall be paid on or before April 14, 2006.

         2. Interest Rate. Only the unpaid principal balance of this Note shall bear interest at the rate of twelve percent (12%) per annum. Upon and during the continuation of an event of default, the unpaid principal balance of this Note shall bear interest at the default rate of eighteen percent (18%) per annum until paid.

         3. Maximum Interest Rate. Notwithstanding any provision herein, Holder shall never be entitled to receive, collect or apply as interest on any amount owed hereunder any amount in excess of the maximum lawful rate of interest permitted to be charged by any applicable law. In the event Holder shall ever receive, collect or apply as interest any amount in excess of any amount permitted to be received under applicable law, all such excess amounts shall be applied as of the date received to the reduction of the principal amount of indebtedness hereunder. After payment of the indebtedness in full, all remaining excess amounts paid shall forthwith be returned within five (5) days to Maxxon.

         4. Permissive Prepayment. This Note and all indebtedness arising in connection herewith may be prepaid at any time and from time to time in whole or in part by Maxxon without premium, penalty or other charges or fees whatsoever.

         5. Collateral. The indebtedness evidenced by this Note is unsecured.

         6. Events of Default. At the option of Holder, this Note shall become immediately due and payable upon the occurrence and during the continuation of the following events of default:

                  (a) Maxxon fails to pay principal or interest due and owing under this Note; or

(b) Maxxon shall:

                           (1) Be adjudicated as bankrupt or insolvent; or

                           (2) Admit in writing his inability to pay his debts generally as they become due; or

                           (3) Apply for or consent to the appointment of a receiver, trustee, or liquidator of it or of all or substantially all of his assets; or

                           (4) File a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or take advantage of or seek any other relief under any bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency law now or hereafter existing; or

                           (5) File an answer admitting the material allegations of, or consenting to, or failure to answer timely a petition filed against it in any bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceedings; or

                           (6) Institute or voluntarily be or become a party to any other judicial proceedings intended to effect a discharge of all or substantially all of his debts, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights or powers granted hereby; or

                  (c) An order, judgment, or decree shall be entered by any court of competent jurisdiction approving a petition seeking reorganization of Maxxon or appointing a receiver, trustee, or liquidator of Maxxon or of all or substantially all of its assets, and such order, judgment, or decree is not permanently stayed or reversed within sixty (60) days after entry thereof, or a petition is filed against Maxxon seeking reorganization, an arrangement with creditors, or any other relief under any bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency law now or hereafter existing, and such petition is not discharged within sixty (60) days after the filing thereof.

         If one or more events of default shall occur and be continuing, after the expiration of any grace or curative period provided herein, Holder may, at his option, declare the entire indebtedness arising hereunder due and payable and may proceed to protect and enforce any and all rights to enforce payment of all indebtedness arising hereunder at law or in equity. All rights, remedies and powers conferred upon Holder herein shall be cumulative and not exclusive of any other rights, remedies or powers. No delay or omission to exercise any right, remedy or power shall impair any such right, remedy or power or shall be construed to be a waiver of any event of default or any acquiescence or forbearance with respect thereto. Any right, remedy or power granted hereunder or applicable under law or in equity may be exercised from time to time, independently or concurrently. No waiver of any event of default shall extend any other subsequent event of default. No single or partial exercise of any right, remedy or power shall preclude the exercise of any other right, remedy or power or the further exercise thereof.

         7. Governing Law. This Note has been executed and delivered in Tulsa County, Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma. Maxxon expressly consents to personal jurisdiction in Tulsa County, Oklahoma and agrees that the courts of Oklahoma shall have jurisdiction over all proceedings in connection herewith and that venue is proper in Tulsa County, Oklahoma.

         8. Severability. In the event any provision of this Note shall be declared by a court of competent jurisdiction to be unenforceable or invalid for any reason whatsoever, the remaining provisions of this Note shall not be affected thereby and all such remaining provisions shall be enforced to the maximum extent permitted by law.

         9. Costs of Collection. If this Note or any portion hereof is not paid when due, after expiration of all curative periods, Maxxon promises to pay all reasonable costs of collection, including but not limited to, all reasonable attorneys' fees, court costs and reasonable expenses incurred in good faith by Holder in order to obtain prompt, punctual and proper payment of all amounts of indebtedness arising hereunder.

         10. Waiver. Holder and all other parties now or hereafter liable for the payment of the indebtedness arising hereunder, whether as endorser, guarantor, surety or otherwise, waive demand, presentment, diligence in collecting and consent to all extensions which from time to time may be granted.

         11. Binding Effect. This Note and all the covenants, promises, obligations and agreements of Maxxon and all rights, powers, privileges and entitlements of Holder shall be binding upon and inure to the benefit of their respective successors, legal representatives, and permitted assigns.

         12. Currency and Place of Payment. All payments of principal and interest arising in connection with this Note shall be paid to Holder at 11808 S 70th East Avenue, Bixby, OK 74008 or at such other place as Holder shall instruct Maxxon in writing.


                                  Maxxon, Inc.

                                  /s/  RONDALD L. WHEET
                                  By:___________________________________
                                       Rondald Wheet
                                       President

                                   EXHIBIT B
                         COMMON STOCK PURCHASE WARRANT

                                                      Issue Date: April 14, 2005

         MAXXON INC, a corporation organized under the laws of the State of Nevada (the "Company"), hereby certifies that in recognition for past services to the Company from December 16, 1996 to Issue Date that Gifford Mabie (the "Holder"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date and at any time or from time to time before 5:00 p.m., New York time, through five (5) years after such date (the "Expiration Date"), up to 12,913,239 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.001 par value per share, of the Company at a per share purchase price of $0.001. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, are referred to herein as the "Purchase Price". The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" shall include MAXXON INC. and any corporation which shall succeed or assume the obligations of MAXXON INC. hereunder.

         (b) The term "Common Stock" includes (a) the Company's Common Stock, $0.001 par value per share, as authorized on the date of the Subscription Agreement referred to in Section 9 hereof, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

         1. Exercise of Warrant.

                  1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

                  1.2. Full Exercise. This Warrant may be exercised in full by the holder, subject to the limitations of Exhibit C hereof, by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such holder and surrender of the original Warrant within seven (7) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

                  1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

                  1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

                           (a) If the Company's Common Stock is traded on an
exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                           (b) If the Company's Common Stock is not traded on an
exchange or on the NASDAQ
National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                           (c) Except as provided in clause (d) below, if the
Company's Common Stock is not
publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                           (d) If the Determination Date is the date of a
liquidation, dissolution or winding
up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                  1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                  1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

         2.1 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within seven (7) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         2.2. Cashless Exercise.

                  (a) If a Registration Statement is effective and the Holder may sell its Shares of Company Common Stock upon exercise hereof thereunder, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above. If no such Registration Statement is available, payment upon exercise may be made at the option of the Holder either in (i) cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below or
(iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

                  (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, upon consent of the Company, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                           X=Y (A-B)
                                     A

                  Where    X=       the number of shares of Common Stock to be
                                    issued to the holder

                           Y= the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                           A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                           B= Purchase Price (as adjusted to the date of such calculation)

                  (c) The Holder may not employ the cashless exercise feature described above at any time that the Warrant Stock to be issued upon exercise is included for unrestricted resale in an effective registration statement.

         3.       Adjustment for Reorganization, Consolidation, Merger, etc.

                  3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

                  3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Warrants.

                  3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

                  3.4 Share Issuance. If the Company, during the Exclusion Period (as defined in the Subscription Agreement), shall issue any shares of Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement) prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Purchase Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Company upon such issue of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted Purchase Price. For purposes of this adjustment, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights.

         4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

         5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

         6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

         7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, the Company at its expense, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Registration. This Warrant has been registered under Form S-8 pursuant to the Maxxon Inc, Employee Stock Option Plan.

         10. Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon seventy-five (75) days prior notice from the Holder to the Company. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

         11. Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to MAXXON INC., 9202 S Toledo Ave., Tulsa, OK 74137 with a copy by telecopy only to: (480) 558-2034, and to Holder: Ronald C. Kaufman, Kaufman & Associates, PLLC, 624 South Boston - 10th Floor, Tulsa, OK 74119.

         14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Oklahoma. Any dispute relating to this Warrant shall be adjudicated in Tulsa County in the State of Oklahoma. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                              MAXXON INC.

                                              /s/ RONDALD L. WHEET
                                              ---------------------------------
                                              By: Rondald Wheet
                                                  President

                                    Exhibit A

                              FORM OF SUBSCRIPTION
                   (to be signed only on exercise of Warrant)
TO:  MAXXON INC.
The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___      ________ shares of the Common Stock covered by such Warrant; or
___ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

___      $__________ in lawful money of the United States; and/or

___      the  cancellation of such portion of the attached  Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is

------------------------------------------------
-----------------------------------------------------------------------

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________                     ----------------------------------
                                              (Signature must conform to name of
                                               holder as specified on the face
                                               of the Warrant)



                                                             (Address)

                                    Exhibit B


                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)
                  For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of MAXXON INC.. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of MAXXON INC.. with full power of substitution in the premises.

---------------------------------------- -------------------------------------- --------------------------------------
              Transferees                       Percentage Transferred                   Number Transferred
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------


Dated:  ______________, ___________
                                                      --------------------------------------------------------------
                                                      (Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:


         (Name)
                                                               (address)

ACCEPTED AND AGREED:
[TRANSFEREE]
                                                               (address)


         (Name)

                                   EXHIBIT C
                           INDEMNIFICATION AGREEMENT



THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into effective as of the 14th day of April, 2005, by and between Maxxon, Inc, (the "Company"), and Gifford M. Mabie (the "Indemnitee").

                                R E C I T A L S:

WHEREAS,  The Company announced a change of control on March 16, 2005 and;

WHEREAS, The Company has provided indemnification rights to each of its former officers, directors, employees and consultants and desires to insure continuation of the indemnification of the former officers, directors, employees and consultants of Maxxon Inc. The Company is therefore willing to enter into this Agreement setting forth its indemnification obligations with respect to the Indemnitee and;

WHEREAS, The Company and Indemnitee agree that all past indemnification granted to Indemnitee in whatever form shall remain in full force and effect (for example, the Officer and Director Indemnification Agreement dated December 16th 1996 and filed with the SEC as Exhibit 6.3 on December 23, 1999 and the indemnification provisions of the Amended Employment Agreement dated August 8, 2001 and filed with the SEC as Exhibit 10.22 on August 21, 2001.)


                                   AGREEMENT:

            NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the Company and the Indemnitee hereby agree as follows:

         1. Indemnification. The Company shall, to the maximum extent and in the manner permitted by the Nevada statutes, indemnify the Indemnitee against any liability incurred in any proceeding to which the Indemnitee is made a Party because he or she is or was a director, officer, employee, agent or consultant of Maxxon or is or was serving at the request of the Company as a director, officer, employee, consultant, fiduciary or agent of the Company or it's affiliates (the "Indemnitee"), if his or her conduct was in good faith, he or she reasonably believed that his or her conduct was in, or not opposed to, the Company's best interest, and in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. Termination of the proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the Indemnitee did not meet the standard of conduct described in this section.

         2. Mandatory Indemnification. The Company shall indemnify the Indemnitee if he or she is successful, on the merits or otherwise, in the defense of any proceeding, or the defense of any claim, issue, or matter in the proceeding, to which he or she was a Party because he or she is or was an Indemnitee, against reasonable expenses incurred by him or her in connection with the proceeding or claim with respect to which he or she has been successful.

         3. General Indemnification. The indemnification and advancement of expenses provided by this Agreement shall not be construed to be exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any Articles of Incorporation of the Company, bylaw, other agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office or acting in such capacity.

            The Company and Indemnitee agree that all past indemnification granted to Indemnitee in whatever form shall remain in full force and effect (for example, the Officer and Director Indemnification Agreement dated December 16th 1996 and filed with the SEC as Exhibit 6.3 on December 23, 1999 and the indemnification provisions of the Amended Employment Agreement dated August 8, 2001 and filed with the SEC as Exhibit 10.22 on August 21, 2001.)

         4. Advances. The Company shall pay for or reimburse the reasonable expenses incurred by the Indemnitee if he or she is made a Party to a proceeding in advance of final disposition of the proceeding if: (1) the Indemnitee furnishes the Company a written affirmation of his or her good faith belief that he or she has met the applicable standard of conduct described in Section 1, (2) the Indemnitee furnishes to the Company a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct and (3) a determination is made that the facts then known to those making a determination would not preclude indemnification under this Agreement or the Act.

         5. Scope of Indemnification. The indemnification and advancement of expenses authorized by this Agreement is intended to permit the Company to indemnify the Indemnitee to the fullest extent, but not in excess of the fullest extent, permitted by the laws of the State of Nevada. In the event the Act is amended to expand or restrict the circumstances under, extent to which, or method by which the Company may indemnify or advance expenses to the Indemnitee, this Agreement shall automatically be deemed to comply with and include the substance of such amendment to the Act.

         6. No New Employment Rights. This Agreement does not create in Indemnified Person any right with respect to continuation of service, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, Indemnified Person's service at any time.

         7. Titles and Captions. All Section titles and captions in this Agreement are for convenience or reference only, and shall not be deemed part of this Agreement, and in no way define, limit, extend or describe the scope or intent of any provision hereof.

         8. Applicable Law. This Agreement shall be construed in accordance with and shall be governed by the laws of the State of Nevada.

         9. Assignment/Binding Effect. The Indemnified Person may not transfer or assign, by operation of law or otherwise, this Agreement or any interest in this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns.

         10. No Waiver of Breach. No waiver by any of the Parties hereto at any time of any breach by the other Parties hereto of, or compliance with, any condition or provision of the Agreement to be performed by such other Parties shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         11. Termination. This Agreement may be terminated by mutual written agreement at any time. The rights and obligations of the parties under this Agreement shall continue to apply with respect to all periods prior to the date of separation

         12. Severability. In the event any condition, covenant or other provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Agreement and shall in no way affect any other covenant or condition herein contained. If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

         13. Amendment. This Agreement may be amended only by a writing signed by the Company and the Indemnified Person or his or her agent.

         IN WITNESS WHEREOF, the Company and the Indemnified Person have executed this Agreement as of the day and year first set forth above.


Maxxon, Inc.



/s/  RONDALD WHEET
---------------------------------------
By:  Rondald Wheet, President




"INDEMNITEE"


/s/  GIFFORD MABIE
----------------------------------------
By: Gifford Mabie

                                      -3-